SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT

      This Secured Convertible Note Purchase Agreement ("AGREEMENT") is made this 28th day of September, 2004 (the "EFFECTIVE DATE") by and between Integrated Healthcare Holdings, Inc., a Nevada public corporation (the "COMPANY"), and Kali Chaudhuri, M.D., an individual ("PURCHASER").

      The Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company, a 5% Secured Convertible Promissory Note (the "NOTE"), convertible into shares of the common stock of the Company (the "COMMON Stock"), on the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                         AUTHORIZATION; ISSUANCE OF NOTE

      1.1 AUTHORIZATION AND ISSUANCE OF NOTE. The Company has authorized the issuance and of, concurrently herewith, subject to the terms and conditions contained herein, and in reliance upon the representations, warranties and agreements contained herein, shall issue to Purchaser, pursuant to this Agreement, the Note, in the original face amount of $500,000 in substantially the form attached hereto as Exhibit A, which is presently convertible into up to 160,000,000 shares of the Company's Common Stock (the "SHARES"), which Shares represent approximately 88.8% of the issued and outstanding shares of Common Stock of the Company on a fully-diluted basis. The Company has previously delivered to Purchaser copies of the Company's current Articles of Incorporation and Bylaws. The Note shall be secured by a first lien (which may be subordinated to Company's working capital lender) against all of the assets of the Company now or hereafter acquired pursuant to a security agreement in the form attached hereto as Exhibit B.

      1.2 NOTE ADVANCES. Until demand for repayment by Purchaser or full conversion of the Note, the Company may borrow, by means of advances by Purchaser in accordance with, and for purposes described in, Section 1.2.1 (amounts borrowed hereunder are referred to, singly or collectively, as an "ADVANCE" or as "ADVANCES"); provided, however, that the aggregate principal amount of Advances outstanding at any time under this Agreement shall never exceed $500,000 unless the Note is amended and restated to provide a higher amount as described in Section 1.2.4 (the "COMMITMENT LIMIT"); provided, further, that the Note (including all accrued and unpaid interest thereon) must be repaid in full no later than, and the commitment expires automatically on, the earlier to occur if (a) demand for full repayment by Purchaser or (b) conversion in full of the Note.

            1.2.1 ADVANCES. An initial Advance of $75,000 shall be made by Purchaser to the Company immediately following execution of this Agreement, the Note and the Security Agreement by the parties. A second Advance of $50,000 shall be made by Purchaser to the Company on November 1, 2004. These two Advances may be used for general corporate purposes, including payment of executive compensation. Additional Advances of up to $375,000 may be used to pay transaction costs in connection with the Tenet Transaction (as defined in Section 3.22) which is presently contemplated to close on November 30, 2004. Within 60 days after the closing or termination of the Tenet Transaction, if less than $375,000 in Advances has been made to pay the transaction costs, the balance of the $375,000 shall be paid over to the Company as an Advance to be used for general corporate purposes. Payment of the transaction costs shall be made by Purchaser directly to the third party obligee by Purchaser upon receipt from Company of substantiating documentation for such fees and costs, and each such payment shall constitute an Advance.

            1.2.2 CONDITION TO ADVANCES. It shall be a condition to any Advance that the Company shall have renegotiated the employment agreements of James Ligon, Bruce Mogel and Larry Anderson, in accordance with the Employment Side Bar Agreement, a copy of which is attached as Exhibit C.

            1.2.3 NOTATIONS OF ADVANCES. Upon making each Advance, and upon receipt of each payment of principal on an Advance, Purchaser (or the holder of the Note) shall, and is hereby authorized to, make a notation on a schedule attached to the Note of the amount and date of the Advance or payment, and the aggregate unpaid principal balance shown on the schedule shall be presumed to be correct in the absence of manifest error. Purchaser's (or the holder's) failure to make the correct notation with respect to an Advance or with respect to any payment of principal shall not limit or otherwise affect the Company's obligations hereunder and under the Note to repay the Advance actually outstanding. Purchaser's (or the holder's) failure to make the correct notation shall not impair or otherwise affect such payment or Purchaser's (or the holder's) rights and remedies to collect the Advance or the payment actually outstanding, nor shall it impair Purchaser's rights to withhold Advances to the extent that the Commitment Limit would be exceeded.

            1.2.4 FURTHER FINANCIAL ASSISTANCE FROM PURCHASER. As a material inducement to the Company to enter into this Agreement, Purchaser agrees to provide the following assistance to Company without which Company would be unable to close the Tenet Transaction:

                  (a) Purchaser may assist Company with the payment of necessary transactional costs incurred in connection with the Tenet Transaction (as defined in Section 3.22) including fees necessary to secure financing in connection with the Tenet Transaction, which transaction costs and fees cannot be otherwise paid by the Company. The parties shall use their best efforts to negotiate and reduce the amount of such fees and costs. To the extent that such fees and costs exceed the $375,000 referred to in Section 1.2.1, Purchaser may elect to, in his reasonable discretion, advance additional funds provided, however, before any payment by Purchaser, the Company shall amend and restate the Note to reflect the increased principal amount and to provide that all such payments of fees and costs by Purchaser on the Company's behalf for this purpose shall constitute additional Advances and shall either, at Purchaser's election to be made within five days after the closing or termination of the Tenet Transaction, (i) be repaid by the Company so that the outstanding principal balance of the amended and restated Note is reduced to $500,000 or (ii) remain outstanding under the amended and restated Note, in which case a portion of the outstanding balance will be available for conversion into additional shares of Common Stock not to exceed an additional 10,000,000 shares on the same terms and at the same conversion price as the Shares.

                  (b) Purchaser shall loan the $10,000,000 ("TEN MILLION DOLLAR LOAN") to be used solely as the good faith deposit for the Tenet Transaction. The Ten Million Dollar Loan may, at Purchaser's election, be made by a transfer of funds directly to the Tenet Escrow for the Company's benefit. The Ten Million Dollar Loan shall be made on the following terms and conditions: The Ten Million Loan shall be (i) due and payable upon the earlier of the closing of the Tenet Transaction or the termination, for any reason, of the purchase agreement relating to the Tenet Transaction,
      (ii) secured by a lien against all of the Company's assets pari passu with the first lien of the Note and subject to possible subordination as described in Section 1.1; (iii) bear interest at the rate of 7.25% per annum; and (iv) otherwise be in the form of Exhibit E, attached hereto and made a part hereof. If the Tenet Transaction fails to close, the Company shall assign its rights to Purchaser to proceed against Tenet with regard to recovery of the good faith deposit without Purchaser waiving or releasing any rights against the Company. Any refund of the good faith deposit shall be paid directly to Purchaser.

                  (c) In consideration of the Company's commitments under
      Section 1.4, Purchaser shall provide Tenet Healthcare Corporation (or its affiliate) a personal guaranty for Tenet's post closing liability on the Chapman Hospital lease (not to exceed $10,000,000).

                  (d) The Company represents to Purchaser that it will not require or request Purchaser's personal guaranty with respect to any financing the Company shall seek with respect to the Tenet Transaction.

      1.3 PURCHASER'S OPTION TO PURCHASE REAL ESTATE. In order to induce Purchaser to enter into the foregoing transaction to provide the financial support as set forth above, the Company grants an option to Purchaser (or his assignee or designee) to acquire all of the real estate which the Company will acquire in the Tenet Transaction (i.e. Western Medical Center - Santa Ana, Western Medical Center - Anaheim and Coastal Community Hospital) for the price of $5,000,000. The Company agrees to deliver title to the property free and clear of all liens of all liens and encumbrances except only those exceptions to title agreed to in the Tenet Transaction and the real estate loan the Company will incur in connection with the closing of the Tenet Transaction. The Company and Purchaser agree to cooperate in negotiating with Company's lenders to organize the financing in a manner which permits Purchaser to exercise the option and acquire the real property subject to the real estate loan while the Company will remain liable for the working capital loan. Purchaser may exercise the option to acquire the property at any time commencing with the closing of the Tenet Transaction and for a period of five years thereafter. The option shall be in the form attached hereto as Exhibit D.

      Purchaser may exercise the option and pay the purchase price by offsetting Purchaser's purchase price obligation against any obligations due and owing by the Company to Purchaser including those under the Note or the Ten Million Dollar Note. Upon the exercise of the option, Purchaser agrees to lease the real property back to the Company on a triple net lease at a fair market value rental which shall not be less than a 2.5% margin over the financing cost paid by Purchaser. The term of the lease shall be 15 years, with two 5-year renewal options.

      1.4 CHAPMAN. In consideration of Purchaser's agreement to personally guaranty Tenet's post-closing liabilities with respect to the Chapman Hospital lease at the closing of the Tenet Transaction, the Company shall assign, transfer and deliver to Purchaser all of its right, title and interest in the Chapman Hospital lease and the Chapman Hospital operating assets. Purchaser and the Company shall cooperate in processing licensure applications in Purchaser's name (or that of his affiliate) pre-closing. Purchaser agrees to cause Chapman Hospital to contract with the Company to provide management services at the Chapman Hospital to the extent permitted by law on customary terms and at fair market value.

      1.5 PURCHASER'S RIGHT TO PROCEED TO CLOSE FOR HIS OWN ACCOUNT. If the Company is unable, for any reason, to obtain financing without the lender requiring Purchaser's personal guaranty(other than the personal guaranty for the Chapman Hospital Lease, as required to be given under Section 1.2.4(c) above), Purchaser may elect to proceed to obtain his own financing and close the Tenet Transaction without the Company's participation. In such event, all of the assets to be acquired in the Tenet Transaction shall then be acquired by Purchaser from Tenet and the Company shall waive and release any claim against Purchaser and any right to the Tenet assets, and (ii) in consideration of the Company's efforts in pursuing the Tenet transaction, Purchaser shall reduce his conversion right to a maximum of Sixty Million (60,000,000) shares.

      1.6 FAILURE TO CLOSE TENET TRANSACTION. If, the Tenet Transaction fails to close, Purchaser agrees that he shall not exercise his right to convert the Note into Shares for a period 30 days within which Company shall have the opportunity to repay all Advances made under the Note together with accrued interest thereby fully satisfying the Note obligation and thus causing Purchaser's right of conversion to lapse. This shall be the only circumstance under which the Company shall have the right to pre-pay the Note and prevent Purchaser from exercising his conversion rights..

      1.7 PRE-EMPTIVE RIGHT TO PURCHASE ADDITIONAL SHARES.

            (a) Subject to the terms and conditions specified in this Section 1.3, if the Note is fully converted into Common Stock of the Company, the Company hereby grants to Purchaser a right of first refusal with respect to future sales by the Company of its equity securities or securities convertible into or exercisable for equity securities, where issuance of those securities will result in a dilution of Purchaser's as-converted equity position to less than 75% of the Common Stock of the Company on a fully-diluted basis. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's equity securities (the "NEW SHARES"), the Company shall first make an offer to Purchaser of such portion of the New Shares which equals the proportion that all securities in the Company held by to Purchaser, on an as-converted basis, bears to the total number of shares of Common Stock of the Company on a fully-diluted basis plus the New Shares (the "PRO RATA SHARE"). The closing of the sale of the Pro Rata Share shall occur simultaneously with the sale of the New Shares to other investors.

            (b) The right of first refusal in this Section 1.3 shall not be applicable to the issuance or sale of (i) securities issued pursuant to stock splits, stock dividends, or similar transactions approved by Purchaser; (ii) shares of Common Stock issued to employees, consultants, officers or directors of the company pursuant to stock option plans or restricted stock plans or agreements approved by the Company's Board of Directors and by Purchaser; (iii) securities issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions, or similar transactions approved by the Board of Directors and Purchaser and not for the purpose of raising capital, (iv) shares of Common Stock issued in an underwritten public offering; or (v) securities issued in connection with bona fide acquisition transactions approved by the Board of Directors and by Purchaser.

            (c) The right of first refusal in this Section 1.3 shall terminate and cease to have effect upon the closing of an acquisition of the Company to an unrelated third party in a transaction approved by Purchaser.

                                   ARTICLE II
                               REGISTRATION RIGHTS

      2.1 DEFINITIONS. For purposes of this Agreement, the following terms have the meanings specified with respect thereto below:

      "1933 ACT" means the Securities Act of 1933 and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "1934 ACT" means the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the 1933 Act.

      "INDEMNIFIED PARTY" has the meaning specified in Section 2.4.3.

      "INDEMNIFYING PARTY" has the meaning specified in Section 2.4.3.

      "INSPECTORS" has the meaning specified in Section 2.3.1.8.

      "MAXIMUM NUMBERS OF SHARES" has the meaning specified in Section 2.2.2.

      "OTHER SHAREHOLDER" means any holder of shares of Common Stock or securities convertible into or entitling the holder thereof to purchase Common Stock who has Piggyback Registration rights, including Purchaser; collectively, two or more such shareholders shall be referred to as "OTHER SHAREHOLDERS."

      "PIGGYBACK REGISTRATION" has the meaning specified in paragraph 2.2.1 (b).

      "RECORDS" has the meaning specified in paragraph 2.3.1(h).

      "REGISTRABLE SECURITIES" means, collectively, the Shares and any securities issued or issuable upon any stock dividend, stock split, recapitalization, merger, consolidation or similar event with respect to the Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement covering such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 or Rule 144A (or any successor provisions) under the 1933 Act, or (iii) such securities shall have ceased to be outstanding.

      "SHARES" has the meaning set forth in Section 1.1.

      "UNDERWRITER" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

      2.2 REGISTRATION RIGHTS.

            2.2.1 PIGGYBACK RIGHTS. If at any time after the initial public offering of the Company's securities, the Company proposes to file a registration statement under the 1933 Act with respect to an offering of equity securities, or securities convertible or exchangeable into equity securities, by the Company for its own account other than a registration statement (i) on Form S-4 or S-8 (or any substitute or successor form that may be adopted by the Commission), (ii) filed in connection with any employee stock option or other benefit plan, (iii) for an exchange offer or offering of securities solely to the Company's existing shareholders, or (iv) for a dividend reinvestment plan, then the Company shall:

                  (a) give written notice of such proposed filing to the Other Shareholders as soon as practicable but in no event less than 30 days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering; and

                  (b) offer in such notice to the Other Shareholders the opportunity to register such number of shares of Registrable Securities or shares of Common Stock as each such Other Shareholder may request in writing within ten days following receipt of such notice (a "PIGGYBACK REGISTRATION"). The Company shall cause such Registrable Securities and shares of Common Stock to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities and shares of Common Stock requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities and shares of Common Stock in accordance with the intended method of distribution thereof.

      In the case of an initial public offering of the Company's securities, all of the provisions of this Agreement shall apply, except that the Company's obligation with respect to registration shall only apply if the underwriters agree to include Cutler's Registrable Securities in registration, and the Company shall use its reasonable best efforts to cause the underwriters to so agree.

            2.2.2 REDUCTION OF OFFERING. If the managing Underwriter or Underwriters for a Piggyback Registration that is to be an underwritten offering advises the Company and the Other Shareholders requesting inclusion in the Piggyback Registration, in writing, that the dollar amount or number of shares of Registrable Securities and other shares of Common Stock to be included in the offering exceeds the maximum dollar amount or number that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering ("MAXIMUM NUMBER OF SHARES") then the Company shall include in such registration: (i) first, the shares of Common Stock or other securities that the Company proposes to sell which can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent the Maximum Number of Shares has not been reached under the foregoing clause (i), the Registrable Securities as to which registration has been requested by Purchaser pursuant to his Piggyback Registration rights which can be sold without exceeding the Maximum Number of Shares, and (iii) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock requested to be included in such registration by Other Shareholders (other than Purchaser) which can be sold without exceeding the Maximum Number of Shares.

            2.2.3 WITHDRAWAL. The Holder may elect to withdraw his request for inclusion of his Registrable Securities in any Piggyback Registration by giving written notice to the Company of his request to withdraw prior to the effectiveness of the registration statement. The Company may also elect to withdraw a registration statement including shares being registered pursuant to an Other Shareholder's Piggyback Registration rights at any time prior to the effectiveness of the registration statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by Purchaser in connection with such Piggyback Registration as provided in Section 2.3.3.

      2.3 REGISTRATION PROCEDURES.

            2.3.1 FILINGS; INFORMATION. If and whenever the Company is required to effect the registration of any Registrable Securities under the 1933 Act pursuant to Section 2.2.1, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as expeditiously as practicable, and in connection with any such request:

                  2.3.1.1 FILING REGISTRATION STATEMENT. The Company shall, as expeditiously as possible, prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective.

                  2.3.1.2 COPIES. The Company shall, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish without charge to Purchaser and legal counsel for Purchaser, copies of such registration statement as proposed to be filed, each amendment and supplement to such registration statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as Purchaser may request in order to facilitate the disposition of the Registrable Securities owned by Purchaser.

                  2.3.1.3 AMENDMENTS AND SUPPLEMENTS. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and in compliance with the provisions of the 1933 Act until all Registrable Securities and other securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition set forth in such registration statement (which period shall not exceed the sum of nine months plus any period during which any such disposition is interfered with by any stop order, injunction or other order or requirement of the Commission or any governmental agency or court) or such securities have been withdrawn.

                  2.3.1.4 NOTIFICATION. After the filing of the registration statement, the Company shall promptly, and in no event more than two Business Days, notify Purchaser, and confirm such advice in writing, (i) when such registration statement becomes effective, (ii) when any post-effective amendment to such registration statement becomes effective, (iii) of any stop order issued or threatened by the Commission (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered) and (iv) of any request by the Commission for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to Purchaser any such supplement or amendment; except that before filing with the Commission a registration statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to Purchaser and to legal counsel representing Purchaser, copies of all such documents proposed to be filed sufficiently in advance of filing to provide Purchaser, Underwriters and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any registration statement or prospectus or amendment or supplement thereto, including documents incorporated by reference to which Purchaser or legal counsel representing Purchaser, shall object on a timely basis in light of the requirements of the 1933 Act or any other applicable laws and regulations.

                  2.3.1.5 STATE SECURITIES LAWS COMPLIANCE. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the registration statement under such securities or blue sky laws of such jurisdictions in the United States as Purchaser (in light of Purchaser's intended plan of distribution) requests and (ii) cause such Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable Purchaser to consummate the disposition of the Registrable Securities owned by Purchaser in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.3.1.5, or subject itself to taxation in any such jurisdiction.

                  2.3.1.6 AGREEMENTS FOR DISPOSITION. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The Holder may, at his option, require that any or all of the representations, warranties and covenants of the Company in any underwriting agreement to or for the benefit of any Underwriters also be made to and for the benefit of Purchaser. The Holder shall not be required to make any representations or warranties in the underwriting agreement except with respect to its organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with its material agreements and organizational documents, and with respect to written information relating to Purchaser that Purchaser has furnished expressly for inclusion in such registration statement.

                  2.3.1.7 COOPERATION. The Chief Executive Officer and President of the Company, the Chief Financial Officer of the Company, any Senior Vice President of the Company and other members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

                  2.3.1.8 RECORDS. The Company shall make available for inspection by Purchaser, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by Purchaser or any Underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any Inspectors in connection with such registration statement.

                  2.3.1.9 OPINIONS AND COMFORT LETTERS. The Company shall furnish to Purchaser a signed counterpart, addressed to Purchaser, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company's independent public accountants delivered to any Underwriter. If no legal opinion is delivered to any Underwriter, the Company shall furnish to Purchaser, at any time that Purchaser elects to use a prospectus, an opinion of counsel to the Company to the effect that the registration statement containing such prospectus has been declared effective and that no stop order is in effect.

                  2.3.1.10 EARNINGS STATEMENT. The Company shall comply with all applicable rules and regulations of the Commission and the 1933 Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

                  2.3.1.11 LISTING. The Company shall use its best efforts to cause all such Registrable Securities registered pursuant to this Agreement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to Purchaser.

                  2.3.1.12 OBLIGATION TO SUSPEND DISTRIBUTION. The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause 2.3.1.4(iv), Purchaser will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until Purchaser' receipt of the copies of the supplemented or amended prospectus contemplated by clause 2.3.1.4(iv), and, if so directed by the Company, Purchaser will deliver to the Company all copies, other than permanent file copies then in Purchaser's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company gives such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to clause 2.3.14(iv) to the date when the Company shall make available to Purchaser a prospectus supplemented or amended to conform with the requirements of clause 2.3.1.4(iv).

                  2.3.1.13 REGISTRATION EXPENSES. The Company shall pay all expenses incurred in connection with any Piggyback Registration pursuant to
Section 2.2, and all expenses incurred in performing or complying with the Company's obligations under this Section 2.3, whether or not the registration statement becomes effective, in each case including, but not limited to: (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 2.3.1.11,
(vi) National Association of Securities Dealers, Inc. or Nasdaq, Inc. fees,
(vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 2.3.1.9, (viii) the fees and expenses of any special experts retained by the Company in connection with such registration, and (ix) all fees and expenses incurred by Purchaser in connection with his participation in such registration, including, without limitation, the fees and expenses of legal counsel, and any accountants and other experts for, and chosen by, Purchaser. The Company shall have no obligation to pay any underwriting fees, discounts or selling commissions attributable to the Registrable Securities being sold by Purchaser, which expenses shall be borne by Purchaser.

      2.4 INDEMNIFICATION AND CONTRIBUTION.

            2.4.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless Purchaser and his affiliates and agents from and against any loss, claim, damage or liability and any action in respect thereof to which Purchaser and his affiliates and agents may become subject under the 1933 Act or the 1934 Act or any other statute or common law, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (a) any untrue statement or alleged untrue statement of a material fact made in connection with the sale of Registrable Securities or shares of Common Stock, whether or not such statement is contained or incorporated by reference in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, (b) any omission or alleged omission to state a material fact required to be stated in any registration statement or prospectus or necessary to make the statements therein not misleading, or (c) any violation by the Company of any Federal, state or common law, rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with such registration. The Company also shall promptly, but in no event more than ten Business Days after request for payment, pay directly or reimburse Purchaser and his affiliates and agents for any legal and other expenses incurred by Purchaser and his affiliates and agents in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The Company shall either promptly, but in no event in more than ten Business Days after request for payment, pay directly all amounts that it is required to pay hereunder or shall reimburse the requesting party for such amounts within ten Business Days after any request for such reimbursement. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriters on substantially the same basis as that of the indemnification of Purchaser provided in this Section 2.4.1.

            The indemnity agreement contained in this Section 2.4.1 shall not apply to amounts paid in settlement of any such loss, claim, damage or liability or any action in respect thereof if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to Purchaser and his affiliates and agents in any such case for any loss, claim, damage, liability or any action in respect thereof to the extent that it arises solely from or is based solely upon and is in conformity with information related to Purchaser furnished in writing by Purchaser expressly for use in connection with such registration by Purchaser, nor shall the Company be liable to Purchaser for any such loss, claim, damage or liability or any action in respect thereof to the extent it arises solely from or is based solely upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities delivered by Purchaser after the Company had provided written notice to Purchaser that such registration statement or prospectus contained such untrue statement or alleged untrue statement of a material fact, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading after the Company had provided written notice to Purchaser that such registration statement or prospectus contained such omission or alleged omission.

            2.4.2 INDEMNIFICATION BY PURCHASER. The Holder shall indemnify and hold harmless the Company, its officers, directors, partners, members and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to Purchaser, but solely with reference to information in conformity with and related to Purchaser furnished in writing by Purchaser expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. The Holder also indemnify and hold harmless any Underwriter of the Registrable Securities, their officers, directors, partners, members and agents and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 2.4.2; provided, however, that in no event shall any indemnity obligation under this Section 2.4.2 exceed the dollar amount of the net proceeds actually received by Purchaser from the sale of Registrable Securities which gave rise to such indemnification obligation under such registration statement or prospectus.

            2.4.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 2.4.1 or 2.4.2, such person ("INDEMNIFIED PARTY") shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person ("INDEMNIFYING PARTY") in writing of the loss, claim damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder. If the Indemnified Party is seeking Indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

            2.4.4 CONTRIBUTION. If the indemnification provided for in the foregoing Sections 2.4.1, 2.4.2 and 2.4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 2.4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.4.4, Purchaser shall not be required to contribute any amount in excess of the dollar amount of the net proceeds actually received by Purchaser from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      2.5 UNDERWRITING AND DISTRIBUTION.

            2.5.1 RULE 144. The Company covenants that it shall file any reports required to be filed by it under the 1933 Act and the 1934 Act and shall take such further action as Purchaser may reasonably request, all to the extent required from time to time to enable Purchaser to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 or Rule 144A under the 1933 Act, as such Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

            2.5.2 "LOCK-UP" AGREEMENT BY PURCHASER. The Holder, by his acceptance hereof, agrees that, upon request, in connection with any underwritten public offering by the Company, Purchaser will enter "lock-up" agreements, in customary form, pursuant to which he will agree not to effect any sale or distribution of any securities similar to those being registered by the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or 144A under the 1933 Act, during the 14 days prior to, and during the 180-day period beginning on, the effective date of the registration statement relating to such offering (except as part of such registration statement); provided, however, that the obligation of Purchaser to execute a lock-up agreement is subject to the execution of similar agreements by all of the officers, directors and other shareholders of the Company who hold shares of Common Stock or options or other securities exercisable or convertible for or into shares of Common Stock.

      2.6 NO INCONSISTENT OR SUPERIOR REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of Purchaser, (i) enter into any agreement granting demand registration rights with respect to its Common Stock or other securities, (ii) enter into any agreement granting Piggyback Registration rights with respect to the Common Stock or other securities which are inconsistent with or superior to the rights granted to Purchaser hereunder; or (iii) amend any agreement in effect as of the date hereof which grants registration rights to any other person or entity so as to cause such registration rights to be inconsistent with or superior to the rights granted to Purchaser hereunder or to otherwise adversely affect the registration rights granted to Purchaser hereunder.

                                  ARTICLE III
                         REPRESENTATIONS OF THE COMPANY

      The Company hereby makes the following representations and warranties to Purchaser, upon which representations and warranties Purchaser has relied in entering into this Agreement:

      3.1 ORGANIZATION, GOOD STANDING AND POWER. The Company is a corporation duly incorporated validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Company's only subsidiary is the Mogel Management Group, Inc., a Nevada corporation ("MMG"), which functions as its operating Company. MMG is wholly owned by the Company. MMG itself has a wholly owned subsidiary, Mogel Management Group, LLC, a California limited liability company which conducts no business. The Company is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

      3.2 AUTHORIZATION, ENFORCEMENT. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue the Note and, upon conversion, the Shares, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

      3.3 CAPITALIZATION. The authorized capital stock of the Company consists of 250,000,000 shares of Common Stock of which 20,220,000 shares are issued and outstanding. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized and are fully paid and non-assessable. No shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. The Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Effective Date complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto. Exhibit F contains an accurate and current copy of the Company's Articles of Incorporation. Exhibit G contains an accurate and current copy of the Company's Bylaws.

      3.4 ISSUANCE OF NOTE AND SHARES. The Note to be issued under this Agreement and the Shares to be issued upon conversion of the Note have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof and the Shares shall be validly issued and outstanding, fully paid and non-assessable, and Purchaser shall be entitled to all rights accorded to a holder of Common Stock. The Shares Company, on a fully-diluted basis, including shares of all classes and types, common and preferred, and all shares authorized for issuance under any Company equity option plan or authorized for issuance pursuant to any other options or warrants issued by the Company.

      3.5 NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not and will not (i) violate any provision of the Company's Articles of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or other foreign statute, rule, regulation, order, judgment or decree (including any federal or state securities laws and regulations) applicable to the Company or by which any property or asset of the Company are bound or affected. The business of the Company is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations that singularly or in the aggregate do not and will not have a material adverse effect. The Company is not required under any federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares and Option Shares in accordance with the terms hereof (other than any registration statement which may be filed pursuant hereto).

      3.6 SEC DOCUMENTS, FINANCIAL STATEMENTS. A certain number of shares of the Common Stock of the Company is registered pursuant to Section 12(g)of the 1934 Act, and, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the 1934 Act. The Company has delivered or made available to Purchaser, true and complete copies of the documents filed with the Commission by Company since November 18, 2003, (the "SEC DOCUMENTS"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act or the 1933 Act, as applicable, and the rules and regulations of the Commission promulgated thereunder applicable to such documents, and, as of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements under GAAP and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

      3.7 SARBANES-OXLEY ACT OF 2002. There has been no change in the Company's accounting policies since November 18, 2003, other than as required by applicable law, regulation or generally accepted accounting Principles (GAAP). Each required form, report and document containing financial statements that has been filed with or submitted to the Commission since November 18, 2003, was accompanied by the certifications required to be filed or submitted by Parent's chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY Act"), and at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Since November 18, 2003, neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any of its subsidiaries has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that Parent or any of it subsidiaries has engaged in questionable accounting or auditing practices, except for (A) any complaint, allegation, assertion or claim as has been resolved without any resulting change to the Company's accounting or auditing practices, procedures methodologies or methods of the Company or any of its subsidiaries or their respective internal accounting controls and (b) questions regarding such matters raised and resolved in the ordinary course in connection with the preparation and review of the Company's financial statements and periodic reports. Since November 18, 2003, no attorney representing the Company or any of its subsidiaries, whether or not employed by the Company or any such subsidiary, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors of the Company or any committee thereof or to any director or officer of the Company or any of its subsidiaries. To the knowledge of the Company and its subsidiaries, since November 18, 2003, no employee of the Company or any of its subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable law.

      3.8 NO MATERIAL ADVERSE EFFECT. Since the date of the financial statements provided by Company to Purchaser, including those contained in the most recently filed Form 10-QSB or Form 10-KSB, whichever is most current, no material adverse effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

      3.9 NO UNDISCLOSED LIABILITIES. The Company does not have any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with GAAP which are not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's business since such date and which, individually or in the aggregate, do not or would not have a material adverse effect on the Company.

      3.10 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since the date of the financial statement contained in the most recently filed Form 10-QSB or Form 10-KSB, whichever is most current, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

      3.11 INDEBTEDNESS. The SEC Documents set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, "INDEBTEDNESS" shall mean (A) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (B) all guaranties, endorsements and contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (C) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP, (D) expenses incurred related to due diligence investigations of the four (4) hospitals, not otherwise reported may exceed $50,000. The Company is not in default with respect to any Indebtedness.

      3.12 TITLE TO ASSETS. The Company has good and marketable title to all of its real and personal property, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated in the SEC Documents. All said leases of the Company are valid and subsisting and in full force and effect.

      3.13 ACTIONS PENDING. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any of its properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary.

      3.14 COMPLIANCE WITH LAW. The Company has all permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its businesses as now being conducted.

      3.15 TAXES. Since November 18, 2003, the Company has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties. Since November 18, 2003, no claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company. To the Company's knowledge, there are no material unresolved questions or claims concerning the Company's Tax liability. For purposes of this Section: "IRS" means the United States Internal Revenue Service; "TAX" or "TAXES" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not; and "TAX RETURN" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

      3.16 CERTAIN FEES. No brokers, finders or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

      3.17 DISCLOSURE. To the best of the Company's knowledge, neither this Agreement or the exhibits hereto nor any other documents, certificates or instruments furnished to Purchaser by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

      3.18 BOOKS AND RECORDS. The records and documents of the Company accurately reflect in all material respects the information relating to the business of the Company, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

      3.19 SECURITIES LAWS. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Note and the Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person (other than Purchaser), so as to bring the issuance and sale of the Shares under the registration provisions of the 1933 Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Note and the Shares.

      3.20 ABSENCE OF CERTAIN DEVELOPMENTS. Except as disclosed in SEC Documents, since the date of the financial statement contained in the most recently filed Form 10-Q or Form 10-K, whichever is most current, the Company has not: (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto; (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's business; (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business; (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock; (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business; (vi) sold, assigned or transferred any intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to Purchaser or his representatives; (vii) suffered any material losses; or
(viii) made capital expenditures or commitments therefor that aggregate in excess of $50,000.

      3.21 GOVERNMENTAL APPROVALS. Except as may be required by Article II, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the delivery of the Note and the Shares, or for the performance by the Company of its obligations under this Agreement.

      3.22 OFFER TO CITIGROUP/TENET HEALTHCARE SYSTEM. The Company has negotiated a Non-Binding Letter of Intent with Citigroup/Tenet Healthcare Corporation (the "LETTER") to purchase four hospitals (the "HOSPITALS") in Orange County, California known as Western Medical Center - Santa Ana, Western Medical Center - Anaheim, Costal Communities Hospital, and Chapman Medical Center (the "TENET TRANSACTION"). A copy of the Letter is attached hereto as Exhibit H.

                                   ARTICLE IV
                          REPRESENTATIONS OF PURCHASER

      The Purchaser hereby makes the following representations and warranties to the Company, upon which representations and warranties the Company has relied in entering into this Agreement:

      4.1 AUTHORIZATION AND POWER. Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Note and the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by Purchaser shall constitute valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms.

      4.2 FINANCIAL RISKS. Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Note and the Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. Purchaser is capable of evaluating the risks and merits of an investment in the Note and the Shares by virtue of his experience as an investor and his knowledge, experience, and sophistication in financial and business matters and Purchaser is capable of bearing the entire loss of its investment in the Note and the Shares.

      4.3 ACCREDITED INVESTOR. Purchaser is an "accredited investor" as defined in Regulation D promulgated under the 1933 Act.

      4.4 CALIFORNIA RESIDENT. Purchaser is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Note and the Shares in the State of California.

      4.5 RELIANCE. Purchaser understands and agrees that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the suitability of Purchaser to acquire the Note and the Shares.

                                   ARTICLE V
                                    COVENANTS

      The Company covenants that, until such time as (a) the Company has fully satisfied its obligations with respect to the payment of all principal, interest and other amounts that are or may become due and payable under the Note, or (b) if the Note has been converted in its entirety, Purchaser no longer owns Shares representing at least 5% of Company's then issued and outstanding Common Stock, or (c) the Company has completed an underwritten public offering of its Common Stock, the Company shall perform the covenants set forth in this Section 5.

      5.1 VISITATION RIGHTS FOR BOARD MEETINGS. Visitation Rights for Board Meetings. Purchaser shall receive notice of and be entitled to have a representative attend as a observer all meetings of the Boards of Directors of the Company and of all committees thereof. Notice of such meetings shall be given to Purchaser in the same manner and at the same times as to members of the Board of Directors or such committees (which shall not be less than 48 hours prior to such meeting unless otherwise agreed to by Purchaser). Purchaser shall be provided with copies of (a) a meeting agenda, if any is prepared, (b) all information which is provided to the members of the Board of Directors or committee thereof (whether prior to, at, or subsequent to any such meetings) at the same time as such materials are provided to the members of the Board of Directors or such committees, as the case may be and (c) copies of the minutes of all such meetings concurrently with the distribution of such minutes to the members of the Board of Directors, but in no event later than 45 days after each such meeting.

      5.2 RESTRICTION ON FUNDAMENTAL CHANGES. Without Purchaser's written consent, the Company shall not do any of the following to the extent that they could in any way adversely affect the repayment of the Note, impair any of Purchaser's other rights or have a material adverse effect on the Company: (a) make any change in its business objectives, purposes, structure or operations,
(b) amend its articles of incorporation or bylaws, (c) make any change in its capital structure, including the issuance of any shares of its capital stock, option rights or convertible securities or any revision of the terms of its outstanding capital stock or the granting of any preemptive rights, (d) issue any preferred stock, (e) increase management compensation, or (f) sell or otherwise dispose of assets, other than dispositions in the ordinary course of business consistent with past practice.

      5.3 BOOKS, RECORDS AND INSPECTIONS. The Company shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Company shall permit officers and designated representatives and/or agents of Purchaser to visit and inspect any of the properties of the Company, and to examine the books of account of the Company and discuss the affairs, finances and accounts of the Company with, and be advised as to the same by, its officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as Purchaser may request.

                                   ARTICLE VI
                                  MISCELLANEOUS

      6.1 AMENDMENT. This Agreement may be modified or amended only by mutual written agreement of the parties. Any such modification or amendment must be in writing, dated and signed by the parties and attached to this Agreement.

      6.2 ASSIGNMENT. The Company may not assign any interest or obligation under this Agreement without Purchaser's prior written consent. Purchaser may freely assign his interests and/or obligations under this Agreement without the consent of the Company.

      6.3 BINDING EFFECT. Subject to the foregoing, this Agreement shall be binding on and shall inure to the benefit of the parties and their respective successors and assigns.

      6.4 ATTORNEYS' FEES. In any action or dispute, at law or in equity, that may arise under or otherwise relate to this Agreement, the prevailing party shall be entitled to the award of reasonable attorneys' fees and costs, in addition to whatever relief the prevailing party may be awarded.

      6.5 VENUE. The parties agree that Orange County, California shall be the only proper venue for disputes related to this Agreement.

      6.6 ENTIRE AGREEMENT. This Agreement is the entire understanding and agreement of the parties regarding its subject matter, and supersedes any prior oral or written agreements, representations, understandings or discussions between the parties. No other understanding between the parties shall be binding on them unless set forth in writing, signed and attached to this Agreement.

      6.7 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California, except the conflicts of laws provisions that would require the application of the laws of any other jurisdiction.

      6.8 SPECIFIC PERFORMANCE. The parties acknowledge that the Note and the Shares are unique, and that damages would not be an adequate remedy for Purchaser in the event of the Company's failure to perform any of its obligations hereunder and under the Note (including, without limitation, its obligation to deliver the Shares if Purchaser elects to convert the Note). As a result, the parties agree that this Agreement may be enforced by specific performance.

      6.9 HEADINGS. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

      6.10 MEANING OF CERTAIN WORDS. Wherever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns shall include the plural and vice versa.

      6.11 NO THIRD-PARTY BENEFICIARY RIGHTS. The parties do not intend to confer and this Agreement shall not be construed to confer any rights or benefits to any person, firm, corporation or entity other than the parties.

      6.12 NOTICES. All notices or communications required or permitted under this Agreement shall be given in writing and delivered personally or sent by United States registered or certified mail with postage prepaid and return receipt requested or by overnight delivery service (e.g., Federal Express, DHL). Notice shall be deemed given when sent, if sent as specified in this Section, or otherwise deemed given when received. In each case, notice shall be delivered or sent to:

         IF TO COMPANY, ADDRESSED TO:
         Integrated Healthcare Holdings, Inc.
         695 Town Center Drive, Suite 260
         Costa Mesa, CA 92626
         Attention: Chief Executive Officer

         IF TO PURCHASER, ADDRESSED TO:
         c/o Strategic Global Management, Inc.
         6800 Indiana Avenue, Suite 130
         |Riverside, CA 92506
         Attention: Kali Chaudhuri, M.D.

      6.13 SEVERABILITY. If any provision of this Agreement is determined to be illegal or unenforceable, that provision shall be severed from this Agreement, and such severance shall have no effect upon the enforceability of the remainder of this Agreement.

      6.14 WAIVER. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. Any waiver granted by a party must be in writing to be effective, and shall apply solely to the specific instance expressly stated.

      6.15 CONFIDENTIALITY. Neither party shall disclose any of the terms of this Agreement to any person or entity (other than its attorneys or accountants) without the prior written consent of the other party, unless and only to the extent such disclosure is required by law, including the 1933 Act.

      6.16 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. 6.17 CORPORATE NAME. If Purchaser elects to convert his Note into the Shares, the parties recognize he may elect to cause the Company to change its corporate name.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                    COMPANY

                                    Integrated Healthcare Holdings, Inc.,
                                    a Nevada corporation

                                    /s/ Larry Anderson
                                    --------------------------------------------
                                    Larry B. Anderson, President

                                    PURCHASER

                                    /s/ Kali Chaudhuri
                                    --------------------------------------------
                                    Kali Chaudhuri, M.D., an individual

                                    EXHIBIT A
                            FORM OF CONVERTIBLE NOTE

THE SECURITIES REPRESENTED BY THIS CONVERTIBLE PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE DEBTOR THAT SUCH REGISTRATION IS NOT REQUIRED.

$500,000.00                                               Costa Mesa, California
                                                              September 28, 2004

                       SECURED CONVERTIBLE PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned, INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation (the "COMPANY"), promises to pay to Kali Chaudhuri, M.D. ("PURCHASER"), at c/o 6800 Indiana Avenue, Suite 130, Riverside, California 92506, or at such other location as is designated by Purchaser in writing hereunder, the aggregate sum of Five Hundred Thousand Dollars ($500,000), bearing simple interest on the unpaid principal balance of this Note, from the date of this Note until this Note is paid in full at a rate of five percent (5.0%) per annum. Accrued interest shall be computed based on the actual number of days elapsed. Interest only shall be payable on the first Business Day of each calendar quarter beginning January 2, 2005. All principal and accrued but unpaid interest will be due and payable in full on demand at any time after December 31, 2004 if the Tenet Transaction has not closed by that date, or otherwise on September 29, 2005 (the "DUE DATE"), if not earlier converted to equity as set forth below. All payments shall be made in lawful money of the United States, without offset, deduction, or counterclaim of any kind.

      1. TERMS. Capitalized terms used herein without definition have the meanings ascribed to them in the Secured Convertible Note Purchase Agreement of even date herewith (as amended from time to time in accordance with the terms thereof, the "AGREEMENT"), by and between the Company and Purchaser.

      2 PAYMENTS AND COMPUTATIONS. All payments on account of indebtedness evidenced by this Note shall be made not later than 11:00 A.M. (California time) on the day when due in lawful money of the United States and shall be first applied to interest due on the unpaid principal balance and the remainder to any principal due (it being understood that unless otherwise specified in writing by the Company, any payment which is applied to reduce the principal balance outstanding shall be applied to the last Advance evidenced by this Note first). Payments are to be made at such place as Purchaser or the legal holders of this Note may, from time to time, in writing specify, and in the absence of a specification, at the principal place of business of Purchaser as set forth in the first paragraph of this Note. This Note may not be prepaid without the express written consent of Purchaser, except that if the letter of intent of purchase agreement between the Company and Tenet Healthcare Corporation and/or its affiliates relating to the Tenet Transaction is terminated for any reason, the Company may, within 30 days of such termination, pay the full amount of all principal of and accrued interest under this Note without premium or penalty, and without the right of Purchaser to convert this Note in accordance with
Section 3.

      3. CONVERSION OF NOTE. Subject to the last sentence of Section 2, this
Note is convertible into equity of the Company at the option of Purchaser and upon the other terms and conditions set forth below.

            3.1 VOLUNTARY CONVERSION. Unless payment in full on this Note has earlier been made, all or any portion of the then outstanding principal and interest accrued thereon under this Note may be converted, at the option of Purchaser, into shares of the Company's Common Stock ("CONVERSION SHARES") at a conversion price of $0.003125 per share (as adjusted pursuant to the terms and conditions of this Note) ("CONVERSION PRICE").

            3.2 ANTIDILUTION ADJUSTMENTS. The Conversion Price in effect at any time and the number and kind of securities purchasable upon the conversion of this Note shall be subject to adjustment from time to time upon the happening of any of the following events:

                  (i) If the Company issues or sells (or, pursuant to paragraph
      (ii) below, is deemed to have issued or sold) any shares of Common Stock (except as provided in paragraph (v) below) for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale, then the Conversion Price, as of the date of such issuance or sale, shall be reduced to a price equal to such consideration per share.

                  (ii) For the purposes of paragraph (i) above, the following subparagraphs (A) to (E), inclusive, shall be applicable:

                        (A) If at any time the Company issues or sells any
            rights to subscribe for, or any rights or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter called "CONVERTIBLE SECURITIES"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities is immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which shall relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (2) the total number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) is less than the Conversion Price in effect immediately prior to the time of the issue or sale of such rights or options, then the total number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share, and except as provided in paragraph (iv), no further adjustments of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities, upon the exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                        (B) If at any time the Company issues or sells any
            Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (2) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) is less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then the total number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, and, except as provided in paragraph (iv) no further adjustments of the Conversion Price shall be made upon the actual issuance of such Common Stock, upon conversion or exchange of such Convertible Securities. In addition, if any issuance or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or shall be made pursuant to other provisions of this paragraph
            (ii), no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

                        (C) If at any time the Company declares and pays a
            dividend or makes any other distribution upon the Common Stock payable in Common Stock or Convertible Securities, any such Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, that this provision shall not apply to any shares of Common Stock issuable for additional consideration upon conversion of such Convertible Securities.

                        (D) If at any time any shares of Common Stock or
            Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities are issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. If any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. If any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities are issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value of such merged corporation as determined by the Board of Directors reduced by all cash and other consideration (if any) paid by the Company in connection with such merger.

                        (E) If at any time the Company fails to set a record
            date of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (2) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (iii) If at any time the Company subdivides its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced. If at any time the outstanding shares of Common Stock of the Company are combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  (iv) If the purchase or exercise price provided for in any right or option referred to in paragraph (ii) (A), or the rate at which any Convertible Securities referred to in paragraph (ii) (A) or (B) is convertible into or exchangeable for Common Stock, changes or a different purchase or exercise price or rate becomes effective at any time or from time to time, then, upon such change becoming effective, the Conversion Price then in effect hereunder shall forthwith be increased or decreased to such Conversion Price as would have been in effect had the adjustments made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of (A) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities consideration received therefor and (B) the granting or issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price.

                  (v) The Company shall not be required to make any adjustment to the Conversion Price in the case of:

                        (A) the granting, after the date hereof, by the Company
            of stock options or stock awards with respect to shares of Common Stock under stock option plans of the Company in existence as of the date hereof and disclosed to Purchaser;

                        (B) the issuance of shares of Common Stock pursuant to
            the exercise of the options referred to in paragraph (v) (A) above or any other options or other convertible securities outstanding as of the date hereof and disclosed to Purchaser;

                        (C) the issuance of shares of Common Stock pursuant to
            the exercise of any warrants outstanding on the date hereof and disclosed to Purchaser.

                  (vi) The Company shall give notice to Purchaser of any event or transaction that results in an adjustment in the Conversion Price, within ten business days thereof, at Purchaser's address as it appears on the books of the Company, including a computation of such adjustment and any further information as shall be necessary to confirm the computation of such adjustments.

            3.3 CONVERSION PROCEDURE. Before Purchaser shall be entitled to receive a certificate for the Conversion Shares and any other instruments in connection with a conversion hereunder, Purchaser shall enter into any agreements required by the terms of such conversion and surrender the original of this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to Purchaser at such principal office a certificate or certificates for the number of Conversion Shares to which Purchaser shall be entitled upon such conversion (bearing such legends as are required by the terms of the conversion and applicable state and federal securities law in the opinion of counsel to the Company), together with any other securities and property to which Purchaser is entitled upon such conversion under the terms of this Note and, if the conversion is for less than all of the then outstanding balance of principal and interest on this Note, a replacement Note of like tenor in the proper denomination.

            3.4 MECHANICS AND EFFECT OF CONVERSION. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Purchaser upon the conversion of this Note, the Company shall pay to Purchaser the amount of outstanding principal or interest that is not so converted, such payment to be in cash as provided below. Upon conversion of all principal of and accrued interest on this Note and/or payment of all principal and accrued interest, the Company shall be forever released from all its obligations and liabilities under this Note.

            3.5 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares solely for the purpose of effecting the conversion of the Note such number of its shares as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares is not sufficient to effect the conversion of this Note, then, in addition to such other remedies as shall be available to Purchaser, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes.

            3.6 LEGEND. Each certificate or instrument evidencing Conversion Shares and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Company) shall be imprinted with a legend substantially in the following form:

      THE SECURITIES TO WHICH THIS INSTRUMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS THIS CORPORATION HAS RECEIVED AN OPINION FROM COUNSEL, SATISFACTORY TO THIS CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

      The Company shall be entitled to enter stop transfer notices on its transfer books with respect to such securities.

      4. SECURITY. Repayment of this Note is secured pursuant to the terms of a Security Agreement dated the date of this Note by and between the Company and Purchaser.

      5. ATTORNEYS' FEES. If any action is instituted on this Note, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which the party or parties may be entitled. Diligence, demand, presentment, notice of dishonor, and protest are waived by the Company, and any and all makers, sureties, guarantors, and endorsers of this Note, and their successors and assigns. Time is of the essence for every obligation under this Note.

      6. LAW. This Note shall be construed under the laws of the State of California, as such laws are applied to contracts entered into and performed entirely within that state by residents thereof.

      7. RULES OF CONSTRUCTION/REPRESENTATION. The parties hereto agree that they are sophisticated business persons or entities who have had the opportunity to be represented by counsel during the negotiation and execution of this Note and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

      IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the day and year and at the place first above written.


                                            INTEGRATED HEALTHCARE HOLDINGS, INC.


                                            By:
                                               ---------------------------------
                                                 Larry B. Anderson, President

Schedule attached to Note dated September 28, 2004 made by INTEGRATED HEALTHCARE HOLDINGS, INC. and payable to the order of KALI CHAUDHURI, M.D.

                         ADVANCES AND PRINCIPAL PAYMENTS

--------------------------------------------------------------------------------
          AMOUNT OF       AMOUNT OF       UNPAID PRINCIPAL       NOTATION
  DATE     ADVANCE    PRINCIPAL REPAID        BALANCE             MADE BY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B
                           FORM OF SECURITY AGREEMENT

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement"), dated as of September 28, 2004, is made in favor of and for the benefit of Kali Chaudhuri, M.D., with an office at c/o Strategic Global Management, Inc., 6800 Indiana Avenue, Suite 130, Riverside, California 92506 ("PURCHASER"), by Integrated Healthcare Holdings, Inc., a Nevada corporation with a principal place of business located at 695 Town Center Drive, Suite 260, Costa Mesa, California 92626 (the "COMPANY").

                                 R E C I T A L S

      A. Pursuant to a Secured Convertible Note Purchase Agreement ("PURCHASE AGREEMENT") dated as of September 29, 2004, by and between the Company and Purchaser, Purchaser has agreed, among other things, to purchase from the Company (i) a 5% Secured Convertible Promissory Note in the original principal amount of $500,000 and (ii) a 7.25% Secured Promissory Note in the original principal amount of $10,000,000.

      B. The Company will derive substantial direct and indirect benefit from the consummation of the transactions contemplated by the Purchase Agreement.

      C. Purchaser is willing to execute the Purchase Agreement only upon, among other things, the condition that the Company has executed and delivered this Agreement in favor of Purchaser.

                                A G R E E M E N T

      In consideration of the promises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to induce Purchaser to enter into the Purchase Agreement and the Related Agreements (as defined below) to which it is a party, the parties, intending to be legally bound, agree as follows:

1. DEFINITIONS. Unless otherwise defined herein, (a) any terms used in this Agreement that are defined in the Code shall be construed as set forth in the Code, (b) capitalized terms or matters of construction defined or established in the Purchase Agreement shall be applied herein as defined or established therein, and (c) the following terms shall have the respective meanings set forth below:

      "AGREEMENTS" means all contracts, undertakings or agreements (other than rights evidenced by chattel paper, documents or instruments) in or under which the Company may now or hereafter have any right, title or interest, including, but not limited to, any agreements relating to the terms of payment or the terms of performance of any account.

      "CASH EQUIVALENTS" means (a) direct obligations of the United States of America (including, but not limited to, obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America) or obligations the timely payment of the principal of and interest on which are fully guaranteed by the United States of America, all of which mature within three months from the date of acquisition thereof; (b) interest-bearing demand or time deposits that mature no more than 30 days from the date of creation thereof and that are either (i) insured by the Federal Deposit Insurance Corporation, or (ii) held in any United States commercial bank having general obligations rated at least "AA" or equivalent by Standard & Poor's Corporation or Moody's Investors Service and having capital and surplus of at least $500,000,000 or the equivalent; and (c) certificates of deposit that mature no more than 30 days from the date of creation thereof and that are either (i) insured by the Federal Deposit Insurance Corporation, or (ii) held in any United States bank having general obligations rated at least "AA" or equivalent by Standard & Poor's Corporation or Moody's Investors Service and having capital and surplus of at least $500,000,000 or the equivalent.

      "CHARGE" means any federal, state, county, city, municipal, local, foreign or other governmental tax at the time due and payable, levy, assessment, charge, lien, claim or encumbrance upon or relating to: (i) the Collateral; (ii) the Obligations; (iii) the employees, payroll, income or gross receipts of the Company; (iv) the ownership or use of any of the assets of the Company; or (v) any other aspect of the business of the Company.

      "CODE" means the Uniform Commercial Code as it may, from time to time, be in effect in the State of California; provided, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or the remedies with respect to, Purchaser's security interest in any Collateral, by virtue of California Commercial Code Section 9306 or otherwise, is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "CODE" means the Uniform Commercial Code as in effect in those other jurisdiction for purposes of the provisions of this Agreement or any other Related Agreements, relating to the attachment, perfection, priority or remedies and for purposes of the definitions related to those provisions.

      "COLLATERAL" has the meaning specified in Section 2.1.

      "COMMISSION" means the United States Securities and Exchange Commission.

      "DEFAULT" means any failure to pay any amount of principal or interest on the Notes when due.

      "GOODWILL" means all goodwill, trade secrets, proprietary or confidential information, technical information, proprietary software and computer source code, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, client databases, candidate databases, distribution agreements and general intangibles now owned or hereafter acquired by the Company.

      "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "LEASES" means all of those leasehold estates in real property now owned or hereafter acquired by the Company, as lessee.

      "LIEN" and "LIENS" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien (including, but not limited to, judgment liens, liens of mechanics, suppliers and other Persons for the provision of goods or services, and all other liens arising under statute, common law or judicial interpretation), liens securing any Charge, claim (including, but not limited to, reclamation claims), security interest, easement or encumbrance, preference, priority or other security agreement or other preferential arrangement of any kind or nature whatsoever intended or having the effect of providing security for an obligation (including, but not limited to, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

      "NOTES" means, collectively, the 5% Secured Convertible Promissory Note in the original principal amount of $500,000 and the 7.25% Secured Promissory Note in the original principal amount of $10,000,000 issued by the Company and sold and delivered to Purchaser.

      "OBLIGATIONS" means all loans, advances, debts, guarantees, liabilities, and obligations, for monetary amounts (whether or not such amounts are liquidated or determinable) owing by the Company to Purchaser, and all covenants and duties regarding those amounts, of any kind or nature, present or future, contingent or liquidated, whether or not evidenced by any note, agreement or other instrument, the payment or performance of which is provided for or arises now or hereafter under the Purchase Agreement or any Related Agreement, including, but not limited to, all interest, fees, charges, expenses, attorneys' fees and any other sum chargeable to the Company thereunder.

      "PURCHASE AGREEMENT" has the meaning set forth in Recital A.

      "PURCHASER" means Kali Chaudhuri, M.D., and, in if all or any part of the Obligations is transferred, endorsed or assigned by Purchaser to any Person or Persons, "PURCHASER" shall be deemed to refer equally to that Person or Persons.

      "RELATED AGREEMENT" means the Notes, this Agreement and the Employment Side Bar Agreement attached as Exhibit C to the Purchase Agreement.

      "STOCK" means all shares, options, warrants, general or limited partnership interests, membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or nonvoting, including, but not limited to, common stock, preferred stock, or any other "equity security" (as that term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Securities Exchange Act of
1934).

2. COLLATERAL.

      2.1 GRANT; DESCRIPTION OF COLLATERAL. To secure the prompt and complete payment, performance and observance of all of the Obligations, and to induce Purchaser to enter into the Purchase Agreement and to purchase the Notes as provided for therein in accordance with the respective terms thereof, the Company hereby pledges and grants to Purchaser a security interest in all of the Company's right, title and interest in, to and under all of its assets, whether now owned or hereafter acquired or arising (including, but not limited to, under any trade names, styles or divisions thereof), and whether owned or consigned by or to or leased by or to the Company, and regardless of where located (all of which being hereinafter collectively referred to as the "COLLATERAL"), including, without limitation, the following:

            (a)   accounts;

            (b)   agreements;

            (c)   chattel paper;

            (d)   documents;

            (e)   equipment;

            (f)   fixtures;

            (g)   general intangibles;

            (h)   instruments;

            (i)   inventory;

            (j)   leases;

            (k)   shares of Stock;

            (l) goods, cash, Cash Equivalents, and personal property, whether tangible or intangible;

            (m) all books and records (including, but not limited to, customer lists, credit files, computer programs, printouts, manufacturing processes and other computer materials and records) pertaining to any of the foregoing; and

            (n) to the extent not otherwise included, all proceeds of the items set forth in (a) through (m) above, inclusive, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the items set forth in (a) through (m) above, inclusive.

      2.2 COLLATERAL HELD BY PURCHASER. The Collateral includes any of the Company's property held by Purchaser, including, but not limited to, all property of every description now or hereafter in the possession or custody of, or in transit to, Purchaser, for any purpose, including, but not limited to, for safekeeping, collection or pledge, for the account of the Company, or as to which the Company may have any right or power.

      2.3 SECURITY INTEREST ABSOLUTE. All rights and security interests of Purchaser in the Collateral shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of any of the Obligations or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from terms of the Notes; (iii) any exchange, release or non-perfection of any Collateral for all or any of the Obligations; or (iv) any other circumstance which might otherwise constitute a defense available to the Company, or a discharge of the Company's obligations, with respect to the validity or enforceability of a security interest to the Collateral.

      2.4 AUTHORIZATION. The Company hereby authorizes Purchaser to file financing statements describing the Collateral in the State of California and in any other jurisdictions Purchaser deems necessary in order to perfect its security interest in the Collateral, and agrees that a carbon, photographic, photostatic or electronic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

      2.5 NEGOTIABLE COLLATERAL. To the extent not already in Purchaser's possession, the Company shall, immediately upon written request therefor from Purchaser, endorse and chattel paper and negotiable instruments over to Purchaser and deliver actual physical possession of the chattel paper and negotiable instruments to Purchaser.

      2.6 COOPERATION AND CONTROL. The Company shall cooperate with Purchaser in
(a) notifying any third parties who are in possession of any Collateral of Purchaser's security interest, (b) obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Purchaser and (c) obtaining control with respect to collateral consisting of (i) deposit accounts,
(ii) investment property, (iii) letter of credit rights and (iv) electronic chattel paper.

3. PURCHASER'S RIGHTS; LIMITATIONS ON PURCHASER'S OBLIGATIONS.

      3.1 THIRD PARTY NOTIFICATION. Upon the occurrence and during the continuation of a Default, Purchaser may notify (and the Company shall, if requested by Purchaser, notify) account debtors, parties to the Agreements, obligors in respect of instruments, and obligors in respect of chattel paper, that the accounts and the right, title and interest of the Company in and under the Agreements, instruments, and chattel paper have been assigned to Purchaser and that payments shall be made directly to Purchaser.

      3.2 ACCOUNT VERIFICATION. Subject to the following sentence, upon prior notice to the Company (unless a Default has occurred and is continuing in which case no notice is necessary), Purchaser shall have the right, at the Company's expense, no more than twice in any 12-month period (unless a Default has occurred and is continuing in which case no such limitation shall be in effect) to make test verifications of the accounts and physical verifications and appraisals of any other Collateral in any manner and through any medium that Purchaser considers advisable, and the Company agrees to furnish all such assistance and information as Purchaser may require in connection therewith. Purchaser may at any time in Purchaser's own name communicate with account debtors, parties to Agreements, obligors in respect of instruments and obligors in respect of chattel paper to verify with those Persons, to Purchaser's satisfaction, the existence, amount and terms of any accounts, agreements, instruments or chattel paper. The Company, at its own expense, shall cause its independent certified public accountants to deliver to Purchaser the results of any confirmation of all or any portion of the accounts and any physical verifications and reconciliations of all or any portion of the other Collateral made or observed by the accountants when and if any confirmation, verification or reconciliation is conducted in connection with annual audit procedures. Upon the occurrence of a Default, the Company, promptly upon Purchaser's request, at the Company's own expense, shall prepare and deliver to Purchaser the following reports: (a) an aged receivable trial balance; (b) test verifications of such accounts as Purchaser may request; (c) a schedule of all inventory; (d) a schedule of all equipment; (e) a schedule of all Leases; and (f) a schedule of all Indebtedness, including, but not limited to, purchase money indebtedness.

4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to Purchaser that:

      4.1 OWNERSHIP OF COLLATERAL. Except for the Lien granted to Purchaser under this Agreement, the Company is the sole owner of its interest in each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto free and clear of any and all Liens.

      4.2 FILINGS. Except with respect to the Lien granted to Purchaser under this Agreement, no effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office.

      4.3 LIENS. Purchaser has a valid and continuing Lien upon the Collateral, which Lien (a) is a first priority Lien, and (b) is enforceable as such as against creditors of, and purchasers from, the Company and as against any purchaser of real property where any of the fixtures or equipment are located and any future creditor obtaining a Lien on such real property. All necessary legal action has been taken to (i) establish and perfect Purchaser's Lien in each item of the Collateral (other than items of Collateral for which Purchaser's Lien may be perfected only by possession thereof and which are in the possession of the Senior Lender or which the Senior Lender requires the Company to retain possession), and (ii) entitle Purchaser to exercise the rights and remedies provided in each of this Agreement, the Intellectual Property Assignment, the Purchase Agreement, any Related Agreements and the Code. The Company shall not at any time take any action which shall cause this Section 4.3 to become not true and correct, and the Company shall at all times take all action necessary to cause this Section 4.3 to remain true and correct. If, at any time, there are Liens on any Collateral, the Company shall use its best efforts to remove the conflicting Liens within 60 days thereafter and, in any event, shall remove the conflicting Liens within 90 days thereafter.

      4.4 NAME; LOCATIONS OF COLLATERAL. The Company's exact legal name is "Integrated Healthcare Holdings, Inc." The Company's chief executive office, principal place of business, other offices, and premises within which any Collateral is stored or located, and the location of all of its records concerning the Collateral are at the address set forth on the first page hereof. The Company shall not change the state where it is located (as that term is used in Section 9307 of the Code), its chief executive office, principal place of business, any of its other offices, or the location of its records concerning the Collateral, without giving 30 days' prior written notice thereof to Purchaser and taking all actions which Purchaser instructs the Company are necessary or appropriate to continuously protect and perfect Purchaser's Lien upon the Collateral.

      4.5 INSTRUMENTS. All action necessary to protect and perfect the Lien of Purchaser in each instrument which is part of the Collarteral has been duly taken. The Lien of Purchaser in the instruments which are part of the Collateral is a first priority Lien and is enforceable as such against creditors of and purchasers from the Company. The Company shall not at any time take any action which shall cause this Section 4.5 to become not true and correct, and the Company shall at all times take all action necessary to cause this Section 4.5 to remain true and correct.

      4.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Agreement.

5. COVENANTS. The Company covenants and agrees with Purchaser that, from and after the date of this Agreement and until the date on which all Obligations shall have been indefeasibly paid in full:

      5.1 FURTHER ASSURANCES. At any time and from time to time, upon the request of Purchaser and at the sole expense of the Company, the Company shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Purchaser may reasonably deem necessary to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, but not limited to: (a) securing all consents and approvals necessary or appropriate for the assignment to or for the benefit of Purchaser of any Agreement held by the Company or in which the Company has any rights not heretofore assigned; (b) filing any financing or continuation statements under the Code with respect to the Lien granted hereunder; (c) transferring Collateral to Purchaser's possession (if the Collateral consists of chattel paper or if a Lien on the Collateral can be perfected only by possession, or if otherwise requested by Purchaser); (d) placing the interest of Purchaser as lienholder on the certificate of title of any vehicle owned by the Company; and (e) obtaining waivers, in form and substance satisfactory to Purchaser, of Liens from landlords and mortgagees. The Company also hereby authorizes Purchaser to file any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law. Purchaser shall, upon request, provide the Company with photocopies of all such filings at the Company's expense. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Purchaser immediately upon the Company's receipt thereof and promptly delivered to Purchaser.

      5.2 BOOKS AND RECORDS. The Company shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including, but not limited to, a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Company shall mark its books and records pertaining to the Collateral to evidence this Agreement and the Lien granted hereby. All chattel paper (including any chattel paper created by the Company or any of its Subsidiaries after the date hereof) shall be marked with the following legend:

            "This writing and the obligations evidenced or secured hereby are subject to the security interest of Kali Chaudhuri, M.D."

Upon the occurrence and during the continuation of a Default, the Company shall deliver and turn over all of its books and records pertaining to the Collateral to Purchaser or to Purchaser's representatives at any time on demand of Purchaser. Prior to the occurrence of a Default, upon prior notice from Purchaser, the Company shall permit any representative of Purchaser to inspect the books and records and shall provide photocopies thereof to Purchaser at the Company's expense.

      5.3 CORPORATE IDENTITY. The Company shall not change its name, identity or corporate structure in any manner that might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9506 of the Code or any other applicable provision of the Code unless it has given Purchaser at least 30 days' prior written notice thereof and has taken all action (or made arrangements satisfactory to Purchaser, at the Company's expense, to take the action substantially simultaneously with the change if it is impossible to take the action in advance) necessary or requested by Purchaser to amend the financing statement or continuation statement so that it is not seriously misleading.

      5.4 FIXTURES AND EQUIPMENT. The Company shall keep and maintain the fixtures and equipment in good operating condition sufficient for the continuation of the business conducted by it on a basis consistent with past practices, and the Company shall provide or arrange for all maintenance and service and all repairs necessary for such purpose.

      5.5 COLLATERAL TRANSFER, REMOVAL OR SALE. The Company shall not, without the prior written consent of Purchaser, sell, assign, transfer or otherwise dispose of any Collateral, other than in the ordinary course of business, consistent with past practices and in a manner consistent with the best interests of the Company and its shareholders.

6. PURCHASER'S APPOINTMENT AS ATTORNEY-IN-FACT.

      6.1 APPOINTMENT; POWERS. The Company hereby irrevocably constitutes and appoints Purchaser and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time in Purchaser's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to Purchaser the power and right, on behalf of the Company, without notice to or assent by the Company, upon the occurrence and during the continuation of a Default (except as otherwise provided below), to do the following, all at the Company's expense:

            (a) regardless of whether a Default has occurred or is continuing, continue any insurance policies existing pursuant to the terms of this Agreement or maintained pursuant to the terms of the Purchase Agreement and pay all or any part of the premiums therefor and the costs thereof;

            (b) in the name of the Company, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other Instruments for the payment of monies due under any Collateral;

            (c) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral;

            (d) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

            (e) pay or discharge any charges or Liens levied or placed on or threatened against the Collateral;

            (f) effect any repairs or obtain any insurance called for by the terms of the Purchase Agreement and pay all or any part of the premiums therefor and costs thereof;

            (g) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to Purchaser or as Purchaser shall direct;

            (h) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against account debtors, assignments, verifications and notices in connection with accounts and other documents constituting or related to the Collateral;

            (i) settle, compromise or adjust any suit, action or proceeding described in this Section 6.1 and, in connection therewith, give discharges or releases as Purchaser deems appropriate;

            (j) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Purchaser for the purpose of collecting any and all such monies due under any Collateral whenever payable;

            (k) commence and prosecute any suits, actions or proceedings at law or in equity in any court to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

            (l) defend any suit, action or proceeding brought against the Company with respect to any Collateral if the Company does not defend the suit, action or proceeding or if Purchaser believes that the Company is not pursuing the defense in a manner that will minimize the loss with respect to the Collateral and Purchaser's security interest therein; and

            (m) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Purchaser were the absolute owner thereof for all purposes, and to do, at Purchaser's option, at any time or from time to time, all acts and other things that Purchaser deems necessary to perfect, preserve or realize upon the Collateral and Purchaser's Lien therein in order to effect the intent of this Agreement, all as fully and effectively as the Company might do.

      6.2 RATIFICATION. The Company hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until all Obligations shall have been indefeasibly paid in full.

      6.3 DUTIES AND LIABILITIES. The powers conferred on Purchaser hereunder are solely to protect Purchaser's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Purchaser shall be accountable only for amounts that it actually receives as a result of the exercise of those powers and neither Purchaser nor any of its officers, directors, partners, employees, agents or representatives shall be responsible or liable to the Company for any act or failure to act.

      6.4 COMMUNICATION WITH THIRD PARTIES; SALE OF COLLATERAL. The Company also authorizes Purchaser, at any time and from time to time, upon prior written notice and receipt of the Company's consent (unless a Default or an Event of Default has occurred and is continuing, in which case no notice or consent shall be necessary) to (a) communicate in Purchaser's own name with any party to any Agreement or account with regard to the assignment of the right, title and interest of the Company in and under the Agreement or account and other matters relating thereto, and (b) execute, in connection with the sale provided for in
Section 8, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

7. PERFORMANCE BY PURCHASER OF THE COMPANY'S OBLIGATIONS. If the Company fails to perform or comply with any of its agreements contained herein or in the Purchase Agreement or any Related Agreement and Purchaser, as provided for by the terms of this Agreement or the Purchase Agreement or any Related Agreement, shall itself perform or comply, or otherwise cause performance of or compliance with that agreement, then the expenses (including, but not limited to, attorneys' fees) of Purchaser incurred in connection with that performance or compliance, together with applicable interest thereon at the rate then in effect in accordance with the terms of the Notes, shall be payable by the Company to Purchaser on demand and shall constitute Obligations secured hereby.

8. REMEDIES; RIGHTS UPON DEFAULT.

      8.1 RIGHTS REGARDING COLLATERAL. If any Default occurs and continues, Purchaser may exercise, in addition to all other rights and remedies granted to him under the Purchase Agreement, this Agreement, any other Related Agreement or any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Company expressly agrees that in that event Purchaser may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), enter upon the premises of the Company where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Company notice and opportunity for a hearing on Purchaser's claim or action, and without paying rent to the Company, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may immediately sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales or at any exchange, at prices it deems best, for cash or on credit or for future delivery without assumption of any credit risk. Purchaser shall have the right at any public sale or sales and, to the extent permitted by law, at any private sale or sales, to purchase for the benefit of Purchaser the whole or any part of the Collateral so sold, free of any right or equity of redemption, which equity of redemption the Company hereby releases. The sales may be adjourned or continued from time to time with or without notice. Purchaser shall have the right to conduct the sales on the Company's premises or elsewhere and shall have the right to use the Company's premises without charge for the sales for such time or times as Purchaser deems necessary or advisable. Purchaser shall give notice of any disposition of the Collateral in accordance with the provisions of Sections 9610 through 9613 of the Code.

         The Company further agrees, if a Default has occurred and continues, at Purchaser's request, to assemble the Collateral and make it available to Purchaser at places which Purchaser shall select, whether at the Company's premises or elsewhere. Until Purchaser is able to effect a sale, lease, or other disposition of any Collateral, Purchaser shall have the right to use or operate the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Purchaser. Purchaser shall have no obligation to the Company to take any action to maintain or preserve the rights of the Company as against third parties with respect to any Collateral while the Collateral is in the possession of Purchaser. Purchaser may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Purchaser's remedies with respect to such appointment without prior notice or hearing. Purchaser shall apply the net proceeds of any collection, recovery, receipt, appropriation, realization or sale, as provided in Section 9. The Company shall remain liable for any deficiency remaining unpaid after the application, and only after so paying over the net proceeds and after the payment by Purchaser of any other amount required by any provision of law, including, but not limited to, Section 9608 of the Code (but only after Purchaser has received what Purchaser considers reasonable proof of a subordinate party's Lien), need Purchaser account for the surplus, if any, to the Company. To the maximum extent permitted by applicable law, the Company waives all claims, damages, and demands against Purchaser arising out of the repossession, retention or sale of the Collateral. The Company agrees that five days' prior notice by Purchaser to it of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification. The Company shall remain liable for (a) any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Purchaser is entitled, and (b) any and all costs and expenses incurred by Purchaser, including, but not limited to, attorneys' fees, to collect the deficiency.

      8.2 FEES. The Company agrees to pay any and all expenses of Purchaser (including, but not limited to, attorneys' fees and appraisal costs) incurred in connection with the enforcement of any of its rights and remedies hereunder.

      8.3 WAIVER. Except as otherwise specifically provided herein, (to the maximum extent permitted by applicable law), the Company hereby waives presentment, demand, protest or any notice of any kind in connection with this Agreement or any Collateral.

9. APPLICATION OF PROCEEDS. The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Purchaser upon receipt, in the following order of priorities:

            (a) first, to Purchaser in an amount sufficient to pay in full the expenses of Purchaser in connection with such sale, disposition or other realization, including, but not limited to, all expenses, liabilities and advances incurred or made by Purchaser in connection therewith, including, but not limited to, attorneys' fees;

            (b) second, to Purchaser to be applied, first, to all accrued but unpaid interest on, and, second, to all principal of, the Notes;

            (c) third, to all other Obligations; and

            (d) finally, upon payment in full of all of the Obligations, to the Company or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

10. LIMITATION ON PURCHASER'S DUTY IN RESPECT OF COLLATERAL. Purchaser shall use reasonable care with respect to the Collateral in its possession or under its control. Purchaser shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Purchaser, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of the Company, Purchaser shall account for any monies received by Purchaser in respect of any foreclosure on or disposition of the Collateral.

11. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors, or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though the payment or performance had not been made. If any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by the amount paid and not so rescinded, reduced, restored or returned.

12. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever either of the parties desires to give or serve upon any other party any communication with respect to this Agreement, each notice, demand, request, consent, approval, declaration or other communication shall be in writing and given in the manner provided for in Section 6.12 of the Purchase Agreement.

13. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions hereof, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable the provision in any other jurisdiction. This Agreement is to be read, construed and applied together with the Purchase Agreement and the Related Agreements which, taken together, set forth the complete understanding and agreement of Purchaser and the Company with respect to the matters referred to herein and therein.

14. NO WAIVER; CUMULATIVE REMEDIES. Purchaser shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Purchaser and then only to the extent therein set forth. A waiver by Purchaser of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Purchaser would otherwise have on any future occasion. Neither Purchaser's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by a written instrument duly executed by Purchaser and the Company.

15. LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be (i) subject to all applicable mandatory provisions of law that may be controlling and (ii) limited to the extent necessary so that they do not render this Agreement invalid or unenforceable, in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

16. TERMINATION OF THIS AGREEMENT. Subject to Section 11, this Agreement shall terminate upon the date on which all Obligations have been paid in full. For purposes of this Section 16, all Obligations shall be deemed to have been paid in full when (i) the Company has fully satisfied its obligations with respect to the payment of all principal, premium, interest and other amounts which are or may become due and payable under the Notes; and (ii) the Company has fully satisfied its obligations with respect to the payment of all accrued and unpaid expenses (including expense reimbursements) and fees then payable by the Company to Purchaser under the Purchase Agreement and this Agreement. Once Purchaser is satisfied that all Obligations have been paid in full and Purchaser does not believe that reinstatement of the Obligations pursuant to Section 11 is possible, Purchaser shall prepare, execute and deliver Code termination statement(s) to the Company to be filed with the Secretary of State of the State of Nevada.

17. SUCCESSORS AND ASSIGNS. This Agreement and all obligations of the Company hereunder shall be binding upon the successors and assigns of the Company and, together with the rights and remedies of Purchaser hereunder, shall inure to the benefit of Purchaser, all future holders of any instrument evidencing any of the Obligations, and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing any of the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Purchaser hereunder.

18. ENFORCEMENT. If the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, Purchaser may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right of Purchaser, or to take any one or more actions. The Company shall pay all fees, costs, and expenses, including without limitation, fees and expenses of attorneys, accountants and other experts retained by Purchaser, and all fees, costs and expenses of appeals incurred or expended by Purchaser in connection with the enforcement of this Agreement or the collection of any sums due hereunder, whether or not suit is commenced, unless and to the extent that the Company prevails in any action, suit or proceeding initiated by Purchaser which a court of competent jurisdiction determines was initiated or maintained by Purchaser in bad faith. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

19. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are for convenience of reference only and do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement.

20. GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Agreement and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to principles thereof regarding conflicts.

21. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT, THE PURCHASE AGREEMENT AND/OR ANY RELATED AGREEMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                        INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                        a California corporation


                                        By: /s/ Larry Anderson
                                           -------------------------------------
                                           Larry B. Anderson, President


                                        /s/ Kali Chaudhuri
                                        ----------------------------------------
                                        Kali Chaudhuri, M.D.

                                    EXHIBIT C
                          EMPLOYMENT SIDE BAR AGREEMENT

                                    EXHIBIT D
                            FORM OF OPTION AGREEMENT

THIS OPTION SHALL NOT BECOME EFFECTIVE UNTIL EXECUTED BY OPTIONOR AND DELIVERED TO OPTIONEE AND OPTIONEE'S COMPLIANCE WITH ALL CONDITIONS THERETO. THE SUBMISSION OF THIS FORM OF OPTION TO OPTIONEE BY OPTIONOR OR OPTIONOR'S AGENT DOES NOT CONSTITUTE AN OFFER TO OPTION. NO EMPLOYEE OR AGENT OF OPTIONOR OR ANY PERSON WITH WHOM OPTIONEE MAY HAVE NEGOTIATED THIS OPTION HAS ANY AUTHORITY TO MODIFY THE TERMS HEREOF OR TO MAKE ANY AGREEMENTS, REPRESENTATIONS OR PROMISES UNLESS SAME ARE CONTAINED HEREIN OR ADDED HERETO IN WRITING.

                                OPTION AGREEMENT

      THIS OPTION AGREEMENT (this "Agreement") is made this 28th day of September, 2004, ("Grant Date") by and between INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("Optionor") and KALI CHAUDHURI, M.D. (or his assignee or designee) ("Optionee").

                                R E C I T A L S:

      A. Optionor expects to acquire title to that certain real property located in the cities of Santa Ana and Anaheim, County of Orange, State of California, more particularly described in Exhibit A attached hereto (the "Property")

      B. Optionor is willing to grant Optionee an option to purchase the Property subject to all of the terms, conditions and provisions of this Agreement.

                                   ARTICLE I

                               OPTION TO PURCHASE

      1.1 Grant of Option. Optionor hereby grants to Optionee an option to purchase the Property ("Option") for a purchase price consideration of $5,000,000 ("Purchase Price") upon all of the terms, covenants and conditions contained in the form of escrow instructions ("Escrow Instructions") attached hereto as Exhibit B. The Option shall commence on the Grant Date and continue for a period ending at 4:00 p.m. on the fifth anniversary of the closing of the purchase of the Property by Optionor ("Option Period").

      1.2 Automatic Termination. If Optionee has not exercised the Option pursuant to Article II, on or before 4:00 p.m. on the date of expiration of the Option Period, this Option shall automatically terminate without notice to Optionee, and all rights of Optionee under this Agreement shall then and there cease.

                                   ARTICLE II

                         EXERCISE OF OPTION TO PURCHASE

      If Optionee desires to exercise this Option and has performed all acts in the time and manner as required by the terms hereof and this Option has not otherwise terminated or expired, Optionee shall do so by delivering to Optionor in accordance with Section 4.3 on or before the day which is 10 days prior to the date on which the Option or any extension previously granted hereunder would otherwise expire, three duplicate originals of the Escrow Instructions each executed by Optionee. Optionor shall thereupon promptly execute the Escrow Instructions and deposit one executed copy with the escrow holder named therein, return one executed copy to Optionee and retain one executed copy for Optionor's records. The date that the Escrow Instructions are executed and delivered by Optionee to Optionor shall be the date inserted on the first page of the Escrow Instructions.

                                  ARTICLE III

                        ENTRY AND IMPROVEMENT OF PROPERTY

      3.1 Entry for Investigation. Optionor hereby grants to Optionee a license to enter upon any portion of the Property for the purpose of conducting engineering surveys, investigations, soil tests and other studies. Optionee agrees to indemnify and hold Optionor and the Property free from any and all liability, claims, damage and expense (including but not limited to attorney's fees) caused by or resulting from the exercise of said license. Such undertaking of indemnity shall survive the exercise of the Option or the expiration thereof. The limited license herein granted shall be co-extensive with the term of this Option or any extension thereof.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

      4.1 Memorandum of Option. Immediately following execution of this Option, Optionor shall execute and file with the Orange County Recorder's office a Memorandum of Option in form satisfactory to Optionee reflecting this Option and Optionee's interest therein.

      4.2 Attorneys' Fees. In the event of any dispute between the parties hereto involving the covenants or conditions contained in this Option or arising out of the subject matter of this Option, the prevailing party shall be entitled to recover reasonable expenses, attorneys' fees and costs.

      4.3 Notices. Unless otherwise provided for herein, any notice to be given or other document to be delivered by either party to the other hereunder shall be delivered in person to either party or may be deposited in the United States mail in the State of California, by registered or certified mail, with postage prepaid and addressed to the party to whom intended as follows:

         To Optionor:               Integrated Healthcare Holdings, Inc.
                                    695 Town Center Drive, Suite 260
                                    Costa Mesa, CA  92626
                                    Attention:  Chief Executive Officer

         To Optionee:               Kali Chaudhuri, M.D.
                                    c/o Strategic Global Management, Inc.
                                    6800 Indiana Avenue, Suite 130
                                    Riverside, CA  92506

      Either party hereto may from time to time, by written notice to the other, designate a different address which shall be substituted for the one above.

      Notwithstanding anything to the contrary herein contained, any notices or documents which may be delivered by mail pursuant to this Section 4.3 must be actually received by the other party on the last business day immediately preceding any deadline date specified in this Agreement.

      4.4 Entire Agreement and Inurement. This Agreement and other documents incorporated herein by reference contain the entire agreement of the parties, and all negotiations and agreements between the parties hereto or their agents with respect to this transaction are merged in such instruments, which alone express the parties' rights and obligations. All obligations herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, and assigns.

      4.5 Time of the Essence. It is understood and agreed that time is of the essence for all performances herein contained.

      4.6 Modification. Any amendments or modifications to this Option or attached Escrow Instructions must be in writing and executed by all of the parties to this Agreement.

      4.7 Assignment. Optionee may not assign this Option, or any rights hereunder, in whole or in part, without the prior written consent of Optionor, which consent may be withheld at the sole discretion of Optionor. Optionor's consent to an assignment by Optionee shall not relieve Optionee from its obligations under this Agreement.

      4.8 Optionor's Cooperation and Delivery. Optionor agrees to reasonably cooperate with Optionee in providing access to all documents in Optionor's possession concerning the Property. All documents made available or provided by Optionor to Optionee shall be delivered without representation or responsibility of Optionor for the truth, accuracy or quality of material contained in such documents. Such cooperation shall not, however, require Optionor to: (i) obtain any documents not already in its possession, (ii) provide technical assistance from persons, or (iii) expend any funds with respect to its cooperation with Optionee.

      4.9 Authority to Execute. Each individual executing this Agreement on behalf of a corporation represents and warrants that he or she is duly authorized to execute and deliver this Agreement on behalf of such corporation, in accordance with a duly adopted resolution of the board of directors of such corporation, or in accordance with the by-laws of such corporation, and that this Agreement is binding upon such corporation in accordance with its terms.

      4.10 Interpretation. This Agreement shall be construed according to its fair meaning and as if prepared by both parties hereto. Titles and captions are for convenience only and shall not constitute a portion of this Agreement. As used in this Agreement, masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others wherever and whenever the context so dictates.

      4.11 Governing Law. This Agreement shall be construed in accordance with the laws of the State of California in effect at the time of the execution of this Agreement. Any action brought in connection with this Agreement shall be brought in a court of competent jurisdiction located in Orange County, California.

      4.12 Condemnation. If all or any portion of the Property is taken or designated to be taken by condemnation proceedings, or proceedings in lieu thereof, prior to the exercise of the Option and if Optionee subsequently exercises the Option pursuant to Article II, Optionee shall be entitled to all condemnation proceeds upon consummation of the transaction, and the terms of this Agreement shall remain unmodified. Optionor shall hold any such proceeds until the close of the escrow contemplated by this Agreement for the Property. Notwithstanding the foregoing, if Optionee does not exercise the Option pursuant to Article II, Optionee shall have no claim or right to any such condemnation proceeds or be entitled to any compensation whatsoever for any of Optionee's rights under this Agreement.

      4.13 Severability. If any term, provision, condition or covenant of this Agreement or the application thereof to any party or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      4.14 No Withholding Because Non-Foreign Seller. Optionor represents and warrants to Optionee that Optionor is not, and as of any closing date for the purchase of the Property, will not be a foreign person or entity within the meaning of Section 1445 of the Internal Revenue Code and that it will deliver through the escrow at closing a non-foreign affidavit in the form specified in the Escrow Instructions pursuant to Section 1445(b)(2) of the Internal Revenue Code and the Regulations promulgated thereunder

      4.15 No Waiver. No delay or omission by either party hereto in exercising any right or power accruing upon the compliance or failure of performance by the other party hereto under the provisions of this Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by either party hereto of a breach of any of the covenants, conditions or agreements hereof to be performed by the other party shall not be construed as a waiver of any succeeding breach of the same or other covenants, agreements, restrictions or conditions hereof.

      4.16 Exhibits. Exhibits A and B, attached hereto, are incorporated herein by reference.

      IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement the day and year first above written.

Signed by Optionor on:

September 29, 2004                        INTEGRATED HEALTHCARE HOLDINGS, INC.


                                          By:
                                             -----------------------------------
                                             Larry B. Anderson, President

                                                                      "Optionor"


Signed by Optionee on:
September 29, 2004                        --------------------------------------
                                          KALI CHAUDHURI, M.D.

                                                                      "Optionee"

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY


                                    EXHIBIT A
                              TO OPTION AGREEMENT

                                    EXHIBIT B

                         AGREEMENT FOR PURCHASE AND SALE
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS

                                                Escrow No. ___________

                                                Date of Opening
                                                of Escrow:  ______________, 200_

To:   TITLE INSURANCE COMPANY
      ("Escrow Holder")

      [ADDRESS]

      THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS (this "Agreement") is made this _____ day of _______________, 200_, by and between INTEGRATED HEALTHCARE HOLDINGS, INC. ("Seller"), and _____________________________________________ ("Buyer").

                                R E C I T A L S:

      A. Seller is the owner of that certain real property located in the cities of Santa Ana and Anaheim, County of Orange, State of California, more particularly described on Exhibit A (the "Property").

      B. Seller and Buyer have previously executed that certain Option Agreement ("Option Agreement") dated September 28, 2004, the terms of which are incorporated herein by this reference. A copy of the Option Agreement shall be delivered to ("Escrow Holder") on request. By execution of this Agreement and delivery of other specified performances, Buyer has exercised its option to purchase the Property.

      NOW, THEREFORE, the parties hereto agree as follows:

TERMS AND CONDITIONS

1.    PURCHASE AND SALE OF PROPERTY.

      Buyer hereby agrees to purchase from Seller, and Seller agrees to sell to Buyer the Property, upon the terms and conditions hereinafter set forth.

2.    OPENING OF ESCROW.

      Within one business day after the execution of this Agreement by Seller, the parties shall open an escrow ("Escrow") with the Escrow Holder by causing an executed copy of this Agreement to be deposited with Escrow Holder. Escrow shall be deemed open on the date that Seller delivers this executed Agreement to Escrow Holder.

                                   EXHIBIT B
                              TO OPTION AGREEMENT

3.    PAYMENT OF PURCHASE PRICE.

      3.1 Amount of Purchase Price. The purchase price for the Property shall be $5,000,000 ("Purchase Price").

      3.2 Payment of Purchase Price. On the day preceding Close of Escrow, Buyer shall deposit with Escrow Holder in "good funds" payable to Seller or order the sum of $5,000,000,

      "Good funds" shall mean a wire transfer of funds, cashier's or certified check drawn on or issued by the offices of a financial institution located in the State of California, or cash.

4.    ADDITIONAL FUNDS AND DOCUMENTS REQUIRED FROM BUYER AND SELLER.

      4.1 Buyer. Buyer agrees that on or before 12:00 noon on the date preceding the Closing Date, Buyer will deposit with Escrow Holder all additional funds and/or documents (executed and acknowledged, if appropriate) which are necessary to comply with the terms of this Agreement.

      4.2 Seller. Seller agrees that within three days following the date that Escrow is opened hereunder, Seller will deposit with Escrow Holder an executed and recordable grant deed ("Grant Deed") conveying the Property to Buyer, together with such funds and other items and instruments as may be necessary in order for the Escrow Holder to comply with this Agreement.

      Escrow Holder will cause the Grant Deed to be recorded when (but in no event after the date specified in Section 5.1) it can issue the Title Policy in the form described in Section 6, and holds for the account of Seller the items described above to be delivered to Seller through Escrow, less costs, expenses and disbursements chargeable to Seller pursuant to the terms hereof.

5.    CLOSING DATE; TIME OF ESSENCE.

      5.1 Closing Date. Escrow shall close on or before the date which is 30 days after the date of opening of escrow ("Closing Date"). The terms "the Close of Escrow," and/or the "Closing" are used herein to mean the time Seller's Grant Deed is filed for record by the Escrow Holder in the Office of the County Recorder of Orange County, California.

      5.2 Time of Essence. Buyer and Seller specifically understand that time is of the essence and Buyer and Seller specifically agrees to strictly comply and perform its obligations herein in the time and manner specified and waives any and all rights to claim such compliance by mere substantial compliance with the terms of this Agreement.

6.    TITLE POLICY.

      When Escrow Holder holds for Buyer the Grant Deed in favor of Buyer executed and acknowledged by Seller covering the Property, Escrow Holder shall cause to be issued and delivered to Buyer and Seller as of the Closing a C.L.T.A. standard coverage policy of title insurance ("Title Policy") issued by a title insurance company acceptable to Buyer ("Title Company"), with liability in the amount of the Purchase Price, covering the Property and showing title vested in Buyer free of encumbrances, except:

            (a) Nondelinquent general and special real property taxes and assessments;

            (b) Easements, encumbrances, covenants, conditions, restrictions, reservations, rights-of-way and other matters of record of whatever kind or nature, including but not limited to, Exceptions _ through __, inclusive, as shown on that certain Preliminary Title Report No. ___________ dated as of September __, 2004, previously approved by Buyer (the "Preliminary Title Report");

            (c) The standard printed exceptions and exclusions contained in the CLTA form policy;

            (d) Any exceptions created or consented to by Buyer, including without limitation, any exceptions arising by reason of Buyer's possession of or entry on the Property.

7.    CONDITIONS PRECEDENT TO CLOSE OF ESCROW.

      7.1 Conditions to Buyer's Obligations. The obligations of Buyer under this Agreement shall be subject to the satisfaction or written waiver, in whole or in part, by Buyer of each of the following conditions precedent:

            (a) Title Company will issue the Title Policy as required by Section 6 of this Agreement insuring title to the Property vested in Buyer.

            (b) Escrow Holder holds and will deliver to Buyer the instruments and funds, if any, accruing to Buyer pursuant to this Agreement.

      7.2 Conditions to Seller's Obligations. The obligations of Seller under this Agreement shall be subject to the satisfaction or written waiver, in whole or in part, by Seller of each of the following conditions precedent:

            (a) Escrow Holder holds and will deliver to Seller the instruments and funds accruing to Seller pursuant to this Agreement.

8.    ESCROW PROVISIONS.

      8.1 Escrow Instructions. This Agreement, when signed by Buyer and Seller, shall also constitute escrow instructions to Title Company. If required by Escrow Holder, Buyer and Seller agree to execute Escrow Holder's standard escrow instructions, provided that the same are consistent with and do not conflict with the provisions of this Agreement. In the event of any such conflict, the provisions of this Agreement shall prevail.

      8.2 General Escrow Provisions. Escrow Holder shall deliver the Title Policy to Buyer and instruct the County Recorder of Orange County, California, to mail the Grant Deed to Buyer at the address set forth in Section 13.3 after recordation. All funds received in this Escrow shall be deposited in one or more general escrow accounts of the Escrow Holder with any bank doing business in Orange County, California, and may be disbursed to any other general escrow account or accounts. All disbursements shall be made by Escrow Holder's check. This Agreement and any modifications, amendments, or supplements thereto may be executed in counterparts and shall be valid and binding as if all of the parties' signatures were on one document.

      8.3 Prorations Through Escrow. All nondelinquent general and special real property taxes and assessments, income and expenses of leases to which Buyer takes subject, if any, and insurance premiums (unless Buyer obtains new insurance coverage) shall be prorated to the Close of Escrow on the basis of a 30-day month and a 360-day year. Seller may terminate utility service, if any, as of Close of Escrow, and, if Buyer obtains new insurance on the Property, shall cancel the existing insurance as of Close of Escrow.

      8.4 Payment of Costs. Seller shall pay one-half (1/2) of the Escrow fee, documentary transfer taxes (affixed after recordation), premium charges for the Title Policy, and the charge for drawing the Grant Deed. Buyer shall pay the one-half (1/2) of the Escrow fee and charges for recording the Grant Deed. All other costs of escrow not otherwise specifically allocated by this Agreement shall be apportioned between the parties in a manner consistent with the custom and usage of Escrow Holder.

      8.5 Termination and Cancellation of Escrow. If Escrow fails to close as provided above, Escrow shall terminate automatically without further action by Escrow Holder or any party, and Escrow Holder is instructed to return all funds and documents then in Escrow to the respective depositor of the same with Escrow Holder. Cancellation of Escrow, as provided herein, shall be without prejudice to whatever legal rights Buyer or Seller may have against each other arising from the Escrow or this Agreement.

9.    BROKERAGE COMMISSIONS.

      Each party agrees to indemnify and hold the other harmless from and against all liabilities, costs, damages and expenses, including, without limitation, attorneys' fees, resulting from any claims or fees or commissions, based upon agreements by it, if any, to pay a broker's commission and/or finder's fee.

10.   POSSESSION.

      Possession of the Property shall be delivered to Buyer as of Close of Escrow.

11.   MISCELLANEOUS.

      11.1 Assignment. Buyer shall have the right to assign this Agreement and any interest or right hereunder or under the Escrow without the prior written consent and approval of Seller. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of Buyer and Seller and their respective heirs, personal representatives, successors and assigns.

      11.2 Attorneys' Fees. In any action between the parties hereto, seeking enforcement of any of the terms and provisions of this Agreement or the Escrow, or in connection with the Property, the prevailing party in such action shall be entitled, to have and to recover from the other party its reasonable attorney's fees and other reasonable expenses in connection with such action or proceeding, in addition to its recoverable court costs.

      11.3 Notices. Any notice which either party may desire to give to the other party or to the Escrow Holder must be in writing and may be given by personal delivery or by mailing the same by registered or certified mail, return receipt requested, postage prepaid, to the party to whom the notice is directed at the address of such party hereinafter set forth, or such other address and to such other persons as the parties may hereafter designate:

         To Seller:                 Integrated Healthcare Holdings, Inc.
                                    695 Town Center Drive, Suite 260
                                    Costa Mesa, CA 92626
                                    Attention:  Chief Executive Officer

         To Buyer:                  Kali Chaudhuri, M.D.
                                    c/o Strategic Global Management, Inc.
                                    6800 Indiana Avenue, Suite 130
                                    Riverside, CA 92506

         To Escrow Holder:          ____________________________________________
                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________

      Any notice given by mail shall be deemed received 48 hours after such notice is deposited in the United States mail, addressed as provided above, with postage fully prepaid.

      11.4 Interpretation; Governing Law. This Agreement shall be construed according to its fair meaning and as if prepared by both parties hereto. This Agreement shall be construed in accordance with the laws of the State of California in effect at the time of the execution of this Agreement. Any action brought in connection with this Agreement shall be brought in a court of competent jurisdiction located in Orange County, California. Titles and captions are for convenience only and shall not constitute a portion of this Agreement. As used in this Agreement, masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others wherever and whenever the context so dictates.

      11.5 No Waiver. No delay or omission by either party hereto in exercising any right or power accruing upon the compliance or failure of performance by the other party hereto under the provisions of this Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by either party hereto of a breach of any of the covenants, conditions or agreements hereof to be performed by the other party shall not be construed as a waiver of any succeeding breach of the same or other covenants, agreements, restrictions or conditions hereof.

      11.6 Modifications. Any alteration, change or modification of or to this Agreement, in order to become effective, shall be made by written instrument or endorsement thereon and in each such instance executed on behalf of each party hereto.

      11.7 Severability. If any term, provision, condition or covenant of this Agreement or the application thereof to any party or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this instrument, or the application of such term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      11.8 Merger of Prior Agreements and Understandings. This Agreement, the Option Agreement and other documents incorporated herein by reference contain the entire understanding between the parties relating to the transaction contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein and shall be of no further force or effect.

      11.9 Covenants to Survive Escrow. The covenants and agreements contained herein shall survive the Close of Escrow and shall be binding upon and inure to the benefit of the parties hereto and their representatives, heirs, successors and assigns.

      11.10 Time is of the Essence. Time is hereby expressly made of the essence of this Agreement.

      11.11 Execution in Counterpart. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

      11.12 No Withholding Because Non-Foreign Seller. Seller represents and warrants to Buyer that Seller is not, and as of the Closing Date for the purchase of the property, will not be a foreign person or entity within the meaning of Section 1445 of the Internal Revenue Code and that it will deliver through Escrow, on or before the Closing Date, a non-foreign affidavit in the form attached hereto as Exhibit B or if requested by Escrow Holder on Escrow Holder's standard form pursuant to Section 1445(b)(2) of the Internal Revenue Code and the Regulations promulgated thereunder.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Purchase and Sale of Real Property and Escrow Instructions as of the date first above written.

                                     INTEGRATED HEALTHCARE HOLDINGS, INC.


                                     By:
                                        ----------------------------------------
                                        Larry B. Anderson, President

                                                                        "SELLER"


                                     -------------------------------------------
                                     KALI CHAUDHURI, M.D.
                                                                         "BUYER"

                                    EXHIBIT E
                         FORM OF TEN MILLION DOLLAR NOTE

$10,000,000.00                                            Costa Mesa, California
                                                              September 28, 2004

                             SECURED PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned, INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation (the "COMPANY"), promises to pay to Kali Chaudhuri, M.D. ("HOLDER"), at c/o 6800 Indiana Avenue, Suite 130, Riverside, California 92506, or at such other location as is designated by Holder in writing hereunder, the aggregate sum of Ten Million Dollars ($10,000,000), bearing simple interest on the unpaid principal balance of this Note, from the date of this Note until this
Note is paid in full at a rate of seven and one quarter percent (7.25%) per annum. Accrued interest shall be computed based on the actual number of days elapsed. Interest only shall be payable on the first Business Day of each calendar quarter beginning January 2, 2005. All principal and accrued but unpaid interest will be due and payable in full at the earlier to occur of (a) closing of the Tenet Transaction or (b) the terminate, for any reason, of the letter of intent or purchase agreement between the Company and Tenet Healthcare Corporation and/or its affiliates relating to the Tenet Transaction (the "DUE DATE"). All payments shall be made in lawful money of the United States, without offset, deduction, or counterclaim of any kind.

      1. TERMS. Capitalized terms used herein without definition have the meanings ascribed to them in the Secured Convertible Note Purchase Agreement of even date herewith (as amended from time to time in accordance with the terms thereof, the "AGREEMENT"), by and between the Company and Holder.

      2 PAYMENTS AND COMPUTATIONS. All payments on account of indebtedness evidenced by this Note shall be made not later than 11:00 A.M. (California time) on the day when due in lawful money of the United States and shall be first applied to interest due on the unpaid principal balance and the remainder to any principal due (it being understood that unless otherwise specified in writing by the Company, any payment which is applied to reduce the principal balance outstanding shall be applied to the last Advance evidenced by this Note first). Payments are to be made at such place as Holder or the legal holders of this Note may, from time to time, in writing specify, and in the absence of a specification, at the principal place of business of Holder as set forth in the first paragraph of this Note.

      3. SECURITY. Repayment of this Note is secured pursuant to the terms of a Security Agreement dated the date of this Note by and between the Company and Holder.

      4. ATTORNEYS' FEES. If any action is instituted on this Note, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which the party or parties may be entitled. Diligence, demand, presentment, notice of dishonor, and protest are waived by the Company, and any and all makers, sureties, guarantors, and endorsers of this Note, and their successors and assigns. Time is of the essence for every obligation under this Note.

      5. LAW. This Note shall be construed under the laws of the State of California, as such laws are applied to contracts entered into and performed entirely within that state by residents thereof.

      6. RULES OF CONSTRUCTION/REPRESENTATION. The parties hereto agree that they are sophisticated business persons or entities who have had the opportunity to be represented by counsel during the negotiation and execution of this Note and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

      IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the day and year and at the place first above written.


                                            INTEGRATED HEALTHCARE HOLDINGS, INC.


                                            By: /s/ Larry Anderson
                                               ---------------------------------
                                            Larry B. Anderson, President

                                    EXHIBIT F
                            ARTICLES OF INCORPORATION

                                    EXHIBIT G
                                     BYLAWS

                                    EXHIBIT H
                             TENET LETTER OF INTENT